MOLINA HEALTHCARE

Your Extended Family.

MOH LISTED NYSE

Investor Day 2013A February 21, 2013 New York, New York Exhibit 99.2

Cautionary Statement
Safe Harbor
Statement under the Private Securities Litigation Reform Act of 1995:
presentation and our accompanying oral remarks contain numerous “forward looking statements” regarding, without limitation: our short-term and long-term revenue, membership, and profitability growth projections;
market opportunities across all of our health plans related to dually eligible members, to the Affordable Care
Act Medicaid expansion, and to the insurance exchanges or marketplaces; the New Mexico Centennial Care program and the Florida Long Term Care program; duals and ABD opportunities in Illinois; our capital requirements and potential financing sources; benefit expansions in California and Utah; rate changes expected in 2013; our 2013 financial guidance; and various other matters. All of our forward-looking statements are subject to numerous risks, uncertainties, and other factors that could cause our actual results to differ materially. Anyone viewing or listening to this presentation is urged to read the risk factors and cautionary statements found under Item 1A in our annual report on Form 10-K, as well as the risk factors and cautionary statements in our quarterly reports and in our other reports and filings with the Securities and
Exchange Commission and available for viewing on its website at
www.sec.gov.
Except to the extent
otherwise required by federal securities laws, we do not undertake to address or update forward-looking statements in future filings or communications regarding our business or operating results.
© 2013 Molina Healthcare, Inc.
This slide

© 2013 Molina Healthcare, Inc.
Today
Approx. Time Topic Speaker
3
© 2013 Molina Healthcare, Inc.
Juan José Orellana, VP Investor Relations
Opening Remarks
12:30pm-12:35pm
1:45pm-2:00pm
12:35pm-1:10pm
1:10pm-1:45pm
2:00pm-2:15pm
2:15pm-2:45pm
2:45pm-3:05pm
3:05pm-3:50pm
3:50pm-4:30pm
4:30pm
Business Overview
Operations Review
Q&A
Break
Financial Discussion
Q&A
Financial Discussion
Q&A
End of Program
Dr. J. Mario Molina, Chief Executive Officer
Terry Bayer, Chief Operating Officer
Joseph White, Chief Accounting Officer
John Molina, Chief Financial Officer

Business Overview J. Mario Molina, M.D. President & Chief Executive Officer February 21, 2013 New York, New York

Our Mission To provide quality health services to financially vulnerable families and individuals covered by government programs. 5 © 2013 Molina Healthcare, Inc.

Strategic Intent
Our goal over the next three years is to increase the
annual revenue of the company from $6 billion to
$12 billion, while increasing profitability and
establishing a reputation as the premier health care
organization serving low-income persons served by
government programs.

© 2013 Molina Healthcare, Inc.

Non-risk fee based fiscal agent
services, business process
outsourcing, and care and
utilization management.
What Makes Us Unique
Risk-based health plan
outsourcing for Medicaid and
other government programs.
We are a multistate healthcare organization with broad capabilities focused exclusively on government-sponsored healthcare programs for low income individuals and families.
Company owned or company
operated primary care
community clinics.
Managed Care
Health Plans
Medicaid Health
Information Mgmt.
Healthcare
Direct

© 2013 Molina Healthcare, Inc.
No other company in the Medicaid space can do all three

1.8 million members
Our Markets (4Q2012)
Business Snapshot
Californ
ia
336
k
(18
clinics)
New
Mexico
91k
(2
clinics)
Wiscons
in
46k
Michiga
n
220
k
Florida
73k
(2
clinics)
Idaho
MMI
S
Utah
87k
Washing
ton
418
k
(2
clinics)
Texas
282
k
W Virginia
MMIS
Ohio
244
k
Louisiana
MMIS
Maine
MMI
S
New Jersey
MMIS
Virgini
a
Direct
Delive
ry
(3
clinics)
75%   TANF
15%   ABD
8%   CHIP
2%   Medicare
Membership Profile

© 2013 Molina Healthcare, Inc.

Strategic decision to focus exclusively on government
programs
Capabilities in managed care, fiscal agent and direct
delivery
Diversification: balance between mature and
expanding markets
Market presence in key Medicaid markets
Management continuity
Main Elements of our Business Model

© 2013 Molina Healthcare, Inc.

Managed through difficult operating environment in
California, Texas, and Wisconsin
Revenues grew by $1.3 billion
Enrollment grew by an additional 100,000
Successful in Medicaid contract bids in Ohio and
Washington
Selected for Medicare Medicaid Plan (duals) contracts
in California, Ohio, and Illinois
Earned CMS certification for MMIS system in Idaho
2012 Performance Summary

© 2013 Molina Healthcare, Inc.

State finances in fiscal 2013 are
modestly recovering in step with
the slowly improving national
economy.
MCOs  are becoming
increasingly focused on vertical
integration with providers.
Robust pipeline as States expand
service areas, increase eligibility
groups, and increasingly turn
over the most costly members to
managed care.
Medicaid and government
focused businesses are highly
valued for their growth potential.
Bad for investment income, good
for borrowing.
Affordable Care
Act
Expansion of Medicaid in several
states represents a strong
tailwind for pure-play Medicaid
competitors.
Growth in the Medicaid addressable market and greater adoption of
Medicaid managed care
Business Environment & State of the Industry
Direct Delivery
Competition
Low Interest
Rates
State Fiscal
Conditions
Medicaid & Dual
Eligible RFPs
photo: sacbee.com
photo: cnn.com

© 2013 Molina Healthcare, Inc.

© 2013 Molina Healthcare, Inc.
1. Mature Markets: high
managed care
penetration, TANF
Examples:
California
Michigan
Management Priorities:
Actively manage margins
Efficiently gain market
share
Administrative cost
efficiency
2. Expanding Markets:
new regions, for
existing products
Examples:
Texas
Washington
Management Priorities:
Gain profitable market
share
Network re-contracting
Leverage existing
infrastructure
3. New Market/New
Products: duals,
marketplaces, carve-
ins
Examples:
California
Illinois
New Mexico
Management Priorities:
Invest in support
infrastructure
Build/Buy domain
experience
Three environmental factors have converged, each requiring different management priorities.
Business Environment and State of the Industry

NCQA
ACCREDITATION
EXCELLENT

INSURANCE COVERAGE

MOLINA HEALTHCARE

© 2013 Molina Healthcare, Inc.
States are exhibiting new programmatic purchasing trends
State Customer Purchasing Trends
Inclusion or exclusion of separate specific
services from a general Medicaid contract
Carve-Ins & Carve Outs
Care Management
Required care management programs
based on nationally recognized and
accepted evidence-based clinical protocols
Complex Patients Financial Measures
Focus on Quality
Migration of higher cost patients such as
the duals into managed care
Increasing the use of financial measures
such as MCR floors, profit limits, P4P
programs
Greater focus on quality measured by
NCQA accreditation, Star ratings, HEDIS,
CAPHS

CALIFORNIA REPUBLIC			ILLINOIS		

MOLINA HEALTHCARE

© 2013 Molina Healthcare, Inc.
Listening to Our State Customers
TX CA OH OH IL NM FL
RFP Award Date 8/2011 4/2012 6/2012 8/2012 11/2012 2/2013 2/2013
Program Type
Star
Star+
PLUS
CHIP
Duals
TANF
ABD
Duals
Duals
ABD
TANF
ABD
LTC
LTC
Total Covered
Population
3.4M 122K 1.6M 48K 38K 735K 35K
Effective Date 3/2012 6/2013 7/2013 9/2013
Summer 2013
(ABD)
Winter 2013
(Duals)
1/2014 12/2013
State contract wins (trailing 18 months)

© 2013 Molina Healthcare, Inc.
Estimated potential
revenue run-rate by 2015 as a result of duals and Medicaid expansion
Please refer to the Company’s cautionary statements.
Long Term Incremental Growth Drivers
Duals
1
Current
Health Plan
Business
~$6B
~$4B
ACA
2
~$12B
Total
1. Duals denotes revenue potential for dual eligibles in CA, MI, OH, IL, WA and TX.
2. ACA denotes revenue potential as a result of Medicaid expansion in CA, MI, OH, NM, UT, WA, WI; and exchanges in CA, FL, MI, NM, OH, TX, UT, WA, WI.
~$2B
2012 2015

© 2013 Molina Healthcare, Inc.
Medicaid
& CHIP
Marketplaces
Employer
Non-group
& Other
Uninsured
Estimated Changes in Insurance Coverage by 2022*
1
2
March 2012 Baseline
July 2012 Estimate Incorporating
SCOTUS Decision on ACA
February 2013 Estimate Update
U.S. Medicaid Coverage Estimates
17M
22M
(3M)
(3M)(3M)
(33M)
11M
25M
(4M)
(30M)
12M
26M
(7M)
(4M)
(27M)
16
* Source:  Congressional Budget Office, “Estimates for the Insurance Coverage Provisions of the Affordable Care Act Updated for the Recent Supreme Court Decision.”  July 2012.
1.   The change in employment-based coverage is the net result of increases in cost and losses of offers of health insurance from employers and changes in enrollment by workers and their families.
2.   Other includes Medicare; the effects of the ACA are almost entirely on non-group coverage .

© 2013 Molina Healthcare, Inc.
Medicaid Expansion
Where States Stand on Medicaid Expansion as of February 2013
2
Participating
Leaning Toward Participating
Undecided/No Comment
Leaning Toward Not Participating
CA
OR
WA
ID
NV
UT
CO
NM
AR
MT
WY
ND
SD
NE
KS
OK
TX
MN
WI
IA
IL
MO
MI
LA
AR
MS
AL
GA
FL
TN
KY
IN
OH
PA
NY
ME
SC
NC
VA
WV
DE
MD
DC
VT
NH
MA
RI
CT
Not Participating
HI
AK
Federal Government Will
Bear Nearly All Medicaid
Expansion
Costs Over 2014-2022
1
States’
Share
$73 billion
(7%)
Source(s):
1. Center on Budget and Policy Priorities analysis of the Congressional
Budget Office March 2012 baseline. www.Cbpp.org
2. http://www.advisory.com/Daily-Briefing/2012/11/09/MedicaidMap
17
NJ
© 2013 Molina Healthcare, Inc.
Federal
Share
$931
billion
(93%)

© 2013 Molina Healthcare, Inc.
Molina Healthcare will pursue entry into the health insurance marketplaces in states where it currently has Medicaid
managed care contracts.
Requirement:  State offers government-
subsidized products for low-income
persons(<250% of FPL) consistent with our
mission.
Be a partner with our state customers as they
manage the impact of the transition point
Extend our services to the low–income
uninsured who share many characteristics with
our low income population
134% - 250%
(Health Insurance
Marketplace)
0 – 133% FPL
(Medicaid/CHIP)
Molina’s Participation in Health Insurance Marketplaces

© 2013 Molina Healthcare, Inc.
Membership by Product
2012
TANF/CHIP
83%
ABD &
Medicare
17%
Membership by Product
2008
TANF/CHIP
92%
ABD &
Medicare
8%
1.3 Million Members 1.8 Million Members
Molina Has Experience With Complex Patients
Molina has added 173,000 Aged, Blind or Disabled members since 2008

CALIFORNIA REPUBLIC				
	✓	✓	✓	✓	✓
	✓	✓	✓	✓	✓
	✓				✓

MOLINA HEALTHCARE

Molina Market
Infrastructure
CA OH MI TX WA
Mature Provider
Network
State Government
Program
TANF,
ABD,
CHIP
TANF,
ABD
TANF,
ABD,
CHIP
TANF,
ABD,
CHIP
TANF,
ABD,
CHIP
Federal Program
(Medicare SNP)
Direct Delivery
Presence
- - -
Existing Infrastructure Will Support Dual Eligible Patients

© 2013 Molina Healthcare, Inc.

1.0%
3.0%
5.0%
Year 1
Year 2
Year 3

1.0%
2.0%
4.0%
Year 1
Year 2
Year 3

1.0%
2.0%
4.0%
Year 1
Year 2
Year 3

MOLINA HEALTHCARE

© 2013 Molina Healthcare, Inc.
Pricing & Savings Targets for Duals
CMS Rate Setting Process
Guidance
Sample Aggregate Savings Targets
Under the Demonstrations
1. CMS Joint Rate Setting Process Under the Capitated Financial Alignment Initiative
2. Memorandum of Understanding (MOU) between CMS and the State of Ohio
3. Memorandum of Understanding (MOU) between CMS and the State of Massachusetts
Massachusetts
Not a Molina State
MOU released August 2012
Ohio
Molina Selected for 3 Regions
MOU released December 2012
Savings targets may differ among
States with low historic Medicare
spending, low utilization of institutional
long-term care services, or a high
penetration of Medicaid managed care.
Savings percentages will be applied equally to the Medicaid and Medicare A/B components.
Rate updates will take place on January 1st of each calendar year.
2, 3
3
2
1

Tailwinds & Headwinds
Medicaid expansion
Tailwinds
Footprint includes 4 out 5 largest
Medicaid Markets
Uniquely positioned to capture dual
eligible enrollment
Delayed State implementations
Headwinds
Industry tax
Medical cost pressure associated with
new contracts/populations
© 2013 Molina Healthcare, Inc.

MOLINA HEALTHCARE
Your Extended Family

MOLINA HEALTHCARE

© 2013 Molina Healthcare, Inc.
Mission
Priorities
Manage our growth
Organic growth
Medicaid expansion
Dual eligible population
RFPs
Leverage our business portfolio
Health plan business
MMS
Direct delivery
Strive for operational excellence
Quality Care
Star Ratings
Our Strategic Priorities
Our mission is to provide quality health
services to financially vulnerable
families and individuals covered by
government programs.
Margin Expansion

Operations Review Terry Bayer Chief Operations Officer February 21, 2013 New York, New York

$6,029M
$4,770M
$4,086M
$3,669M
$3,112M
+18%
+11%
+17%
+26%
2008
2009
2010
2011
2012

MOLINA HEALTHCARE

25 © 2013 Molina Healthcare, Inc. Historical Revenue 2008-2012 Percent represents year over year increase (decrease) Revenue Total revenue up 26% over 2011

© 2013 Molina Healthcare, Inc.
+16%
+11%
+5% +6%
Historical EOY Membership
2008-2012
Percent represents year over year increase (decrease)
Membership
Aggregate membership up 6% over 2011
1,256K
1,455K
1,613K
1,697K
1,797K
2008 2009 2010 2011 2012

87.4%
87.0%
87.0%
85.7%
88.1%
94.8%
90.6%
85.9%
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12

© 2013 Molina Healthcare, Inc.
Quarterly MCR* 2011-2012
(2012 YE MCR  89.9%)
* Figures reflect medical care ratio net of premium tax
Quarterly Medical Care Ratio 2011-2012
Second Half 2012 improvement in MCR

California
Premium rate increase for
the ABD population
Approximately 2% rate
increase retroactive to
July 1, 2011
Decrease in inpatient
utilization
California MCR* FY2012
* MCR net of premium tax
© 2013 Molina Healthcare, Inc.

31K
40K
94K
155K
282K
2008
2009
2010
2011
2012

99%
99%
90%
89%
1Q12
2Q12
3Q12
4Q12

•

•

•

29
© 2013 Molina Healthcare, Inc.
Texas
Effective March 1, 2012, Molina added three new service areas in
Texas. Medical care costs particularly among ABD patients in
Hidalgo and El Paso service area increased dramatically.
Remediation activities:
New President &
Management Team
Provider contract changes
– Re-contracted at lower unit costs
– Implementation of state required
fee schedules
– Utilization management
Blended rate increase of
4% effective 9/1/2012
Molina Healthcare of Texas
Adjusted Quarterly Medical Care Ratio 2012
1. Adjusted medical care ratio is estimated based upon retroactive adjustments to revenue and medical cost for all quarters in 2012
Added new service
areas 3/1/2012
Molina Healthcare of Texas
Historical Enrollment Growth
2008-2012

© 2013 Molina Healthcare, Inc.
1

© 2013 Molina Healthcare, Inc.
Molina Selected To Expand Statewide in Ohio
In Q3 2013 Molina Healthcare will expand into 38 new counties.
* OH Molina members as of December 31, 2012
Ohio MCR 2008-2009
* MCR net of premium tax
2013 Expansion counties
Current service area
96%
92%
86%
84%
89%
New Molina Statewide Service
Area
1.6M eligibles (TANF+ABD)
2008 2009 2010 2011 2012
Source:  Ohio Department of Job and Family Services
http://jfs.ohio.gov/rfp/JFSR1213078019/JFSR1213078019.stm
http://jfs.ohio.gov/ohp/bmhc/documents/reports/December2011
_CFC_Penetration-Enrollment.pdf

© 2013 Molina Healthcare, Inc.
Dayton
Columbus
Molina Selected To Serve Dual Eligibles in Ohio
Molina Healthcare will also participate in the 3-year dual eligibles demonstration program in the Southwest, West Central, and
Central regions. Implementation is expected late 2013.
New Molina Integrated Care
Coordination Program Regions
45K Dual Eligible beneficiaries
West Central
Region
12k
Eligibles
Central
Region
16k
Eligibles
South West
Region
17k
Eligibles
Cincinnati
Source:  Ohio Department of Job and Family Services
http://jfs.ohio.gov/rfp/JFSR1213078019/JFSR1213078019.stm
http://jfs.ohio.gov/ohp/bmhc/documents/reports/December2011_CFC_Penetration-
Enrollment.pdf

© 2013 Molina Healthcare, Inc.
Molina Selected for Centennial Care Contract in New Mexico
Molina will expand arranging for services beyond physical
and acute care by including behavioral health and long
term care, which were previously procured as separate
contracts
Approximately 735,000 beneficiaries
¹
560,000 current Medicaid beneficiaries
Up to 175,000 individuals starting in 2014 (ACA)
Number of health plans reduced from 6 to 4
Effective January 1, 2014
In 2012, Molina’s contract in
New Mexico covered 90,000
New Mexicans and generated
$331 Million in premium
revenues.
Molina Healthcare of New Mexico selected
to participate in the
State’s Centennial Care plan (February 8, 2013)
1. Centennial Care: Ensuring Care for New Mexicans for the Next 100 Years and Beyond;
New Mexico Human Services Department; February 21, 2012

© 2013 Molina Healthcare, Inc.
New Opportunities in Florida – Long Term Care Program
Molina will provide services to patients through the Florida
Statewide Medicaid Managed Care Long-Term Care
(SMMC LTC) program
Regions awarded include Regions 5, 6 and 11
No change to price submission
Approximately 35,000 eligible members
Effective December 1, 2013
Molina Healthcare of Florida selected to provide health care services to Long-Term Care patients (February 14, 2013)
1
1. Regions encompass Pasco, Pinellas, Hillsborough, Polk, Manatee, Hardee, Highland,
Miami-Dade, and Monroe counties

ILLINOIS

2.5M
2.4M
2.5M
2.9M
3.0M
$10.0B
$12.5B
$11.5B
$13.0B
$15.2B
2006
2007
2008
2009
2010

Historical IL Medicaid Enrollees
FY2006-2010
Illinois ranks as the 4
th
largest Medicaid market by number of eligibles
Managed care penetration is less than 10%, at least 50% of
eligibles will be transitioned to managed care by 2015.
$ figures represent yearly Medicaid payments
© 2013 Molina Healthcare, Inc.
Why the Illinois Market?
Source: http://www.medicaid.gov/Medicaid-CHIP-Program-Information/By-State/illinois.html

ILLINOIS

Chicago
Peoria
Bloomington
Decatur
Springfield

Central Illinois
15 Counties
18k
Eligibles

MOLINA HEALTHCARE

The Illinois Duals Opportunity
The Illinois Medicare-Medicaid Alignment Initiative (MMAI) is
expected to begin passive enrollment on 10/2013, with an
effective date of 1/2014.
© 2013 Molina Healthcare, Inc.

36
© 2013 Molina Healthcare, Inc.
The Illinois ABD Opportunity
Springfield
Decatur
Bloomington
Peoria
Central Illinois
15 Counties
13k
Eligibles
East St. Louis
3 Counties
7k
Eligibles
Chicago
Illinois ABD for Central Illinois is expected to begin 6/2013 and
East St. Louis in 7/2013.

© 2013 Molina Healthcare, Inc.

37
© 2013 Molina Healthcare, Inc.
Duals – What Are We Doing to Get Ready?
Dual Eligible
Readiness Review
Areas of Focus
Staffing capacity
and organizational
structure
Provider and
pharmacy
networks
Systems:
Claims,
Enrollment,
Payment, etc.
Person-first
services:
UM/Care
Coordination
Performance
and Quality
Improvement
Member
Protections

© 2013 Molina Healthcare, Inc.

38
© 2013 Molina Healthcare, Inc.
Duals – Model of Care
Integrated
LTSS/Acute
And Rx
Care
Transition
Programs
Measuring
Improvements
Individualized
Care Plans
Medication
Reviews and
Medication
Therapy
Mgmt.
Interdisciplinary
Care Teams
Health Risk
Assessments
Care
Management

© 2013 Molina Healthcare, Inc.

39 © 2013 Molina Healthcare, Inc. Q&A

2012 Results John Molina, Chief Financial Officer February 21, 2013 New York, New York

© 2013 Molina Healthcare, Inc.
Quarterly Results
Premium Revenue
Premium Tax Revenue
Service Revenue
Investment and Rental Income
Medical Care Costs
Medical Care Ratio
2
Service Costs
G&A Expense
G&A Ratio
3
Premium Tax Expense
Depreciation & Amortization
Operating Income
Interest Expense
Income Tax
Net Income
Diluted EPS
Weighted Average Diluted
Shares Outstanding
$1.5B
$38.0M
$55.4M
$5.2M
$1.3B
85.9%
$43.1M
$153.4M
9.7%
$38.0M
$16.3M
$54.1M
$4.3M
$24.5M
$25.6M
$0.54
47.1M
$1.2B
$44.0M
$49.2M
$2.2M
$1.0B
85.7%
$39.0M
$125.0M
9.6%
$44.0M
$12.1M
($16.1M)
$3.9M
$13.0M
($33.0M)
($0.72)
45.7M
Q4 2012 Q4 2011
1
41
1.
Results for the quarter ended December 31, 2011 were affected by an impairment charge of $64.6 million related to the Company’s Missouri health plan.
2.
Medical care ratio represents medical care costs as a percentage of premium revenue, net of premium taxes.
3. Computed as a percentage of total revenue.

© 2013 Molina Healthcare, Inc.
Year End Results
Premium Revenue
Premium Tax Revenue
Service Revenue
Investment and Rental Income
Medical Care Costs
Medical Care Ratio
2
Service Costs
G&A Expense
G&A Ratio
3
Premium Tax Expense
Depreciation & Amortization
Operating Income
Interest Expense
Income Tax
Net Income
Diluted EPS
Weighted Average Diluted
Shares Outstanding
$5.7B
$159.0M
$187.7M
$14.6M
$5.1B
89.9%
$141.2M
$532.6M
8.8%
$159.0M
$63.7M
$35.5M
$16.8M
$9.3M
$9.8M
$0.21
47.0M
$4.4B
$154.6M
$160.4M
$6.0M
$3.9B
86.8%
$144.0M
$415.9M
8.7%
$154.6M
$50.7M
$80.2M
$15.5M
$43.8M
$20.8
$0.45
46.4M
2012 2011
1
42
1.
Results for  the year ended December 31, 2011 were affected by an impairment charge of $64.6 million related to the Company’s Missouri health plan.
2.
Medical care ratio represents medical care costs as a percentage of premium revenue, net of premium taxes.
3.
Computed as a percentage of total revenue.

4.9%
5.1%
4.6%
2.5%
4.1%
3.2%
4.6%
1.9%
2.3%
2006
2007
2008
2009
2010
2011
2011P1
2012
2012P1

2.3%
2.3%
1.9%
0.8%
1.3%
0.4%
1.7%
0.2%
0.7%
2006
2007
2008
2009
2010
2011
2011P1
2012
2012P1

Earnings Margin 2006-2012
EBITDA Margin
H1N1 Flu
Excluding
Texas and
Missouri
After Tax Margin
Excluding
Missouri
write-down
TX & OH
Startup
H1N1 Flu
Excluding
Texas and
Missouri
Excluding
Missouri
write-down
TX & OH
Startup
1. P denotes results excluding Missouri write-down in 2011, and Texas and Missouri operations in 2012

© 2013 Molina Healthcare, Inc.

Long-Term Growth Update John Molina, Chief Financial Officer February 21, 2013 New York, New York

© 2013 Molina Healthcare, Inc.
Estimated potential
revenue run-rate by 2015 as a result of duals and Medicaid expansion
Please refer to the Company’s cautionary statements.
Long Term Incremental Growth Drivers
Duals
¹
Current
Health Plan
Business
~$6B
~$4B
ACA
~$12B
Total
1. Duals denotes revenue potential for dual eligibles in CA, MI, OH, IL, WA and TX.
2. ACA denotes revenue potential as a result of Medicaid expansion in CA, MI, OH, NM, UT, WA, WI; and exchanges in CA, FL, MI, NM, OH, TX, UT, WA, WI.
~$2B
2012
2015
2

© 2013 Molina Healthcare, Inc.
Dual Eligibles Market Opportunity
State
Dual
Eligibles
Statewide
Estimated
Potential
Enrollment
1
Estimated
PMPM
Revenue
Annualized
Potential
Revenue
2
California 527K 392K 61K $2,600 $1.9B
Ohio 115K 48K 24K $2,600 $0.7B
Illinois 156K 18K 9K $2,600 $0.3B
Michigan
4
199K 62K 31K $2,600 $1.0B
Washington
4
115K 40K 20K $2,600 $0.6B
Texas
4
214K 160K 80K $2,600 $2.5B
Total 1.3M 720K 225K $2,600 $7.0B
Potential impact of delays in implementation, reduced Molina market share or reductions in covered individuals
Estimated Total Revenue $4.0B
Please refer to the Company’s cautionary statements.
3
3
Dual Eligibles
in Molina
Service Areas
($3.0B)
Source:  Company estimates, figures may not add due to rounding.
1)
Based on 50% market share in Molina Service areas and counties in Ohio, Illinois, Michigan, Texas and Washington. In California assumes 50% market share in San Diego, Riverside and San Bernardino markets. Membership projections exclude LA county
2)
Assumes a $2,600 premium based on Ohio Medicaid dual eligibles premiums, estimated Medicare premiums and assumes 40% opt out of Medicare.
3)
2013 start date
4)
2014 Start date
3

© 2013 Molina Healthcare, Inc.
Medicaid Expansion Opportunity
State
Expansion
Eligibles in
Medicaid
Managed Care
Molina’s
Estimated
Enrollment
Estimated
Premium
1
PMPM
Annualized
Potential
Revenue
California 1M 100K $155 $185M
Florida not included not included not included   not included
Michigan 500K 100K $215 $260M
New Mexico 100K 30K $310 $110M
Ohio 500K 145K $375 $650M
Texas not included not included not included   not included
Utah 125K 40K $240 $115M
Washington 250K 125K $230 $345M
Wisconsin 125K 15K $130 $20M
Total 2.6M 555K - $ 1.7B
Please refer to the Company’s cautionary statements.
Source:  Company estimates, figures may not add due to rounding.
1.
Based on  Molina’s current TANF and ABD premium

© 2013 Molina Healthcare, Inc.
State
Number of
Marketplace
Members in
Molina Markets
Molina’s
Estimated
Marketplace
Enrollment
Estimated
Premium
PMPM
Annualized
Potential
Revenue
California 1.4M 28K                          $136M
Florida 546K 26K $400 $122M
Michigan 246K 35K $400 $87M
New Mexico 63K 4K $400 $19M
Ohio 264K 22K $400 $106M
Texas 693K 66K $400 $319M
Utah 87K 5K $400 $22M
Washington 266K 30K $400 $14M
Wisconsin 76K 20K $400 $54M
Illinois not included not included not included not included
Total
3.6M 236K $0.9B
Potential impact of delays in implementation, reduced Molina market share or reductions in covered individuals
($0.3B)
Estimated Total Revenue $0.6B
Marketplace Opportunity
Source:  Company estimates, figures may not add due to rounding.
Please refer to the Company’s cautionary statements.
$400

Convertible Debt Joseph White, Chief Accounting Officer February 21, 2013 New York, New York

© 2013 Molina Healthcare, Inc.
$550M Convertible Debt Offering
Please refer to the Company’s cautionary statements.
Convertible Debt $550M
Pay Down Revolver ($40M)
Pay Down Existing Notes ($187M)
Share Repurchase ($50M)
Call Spread ($74M)
Fees ($17M)
Balance from Proceeds $182M
Sources and Uses
$550M Convertible Debt
Underlying shares (13.5 million)
1.125% coupon ($ 0.07 2013
EPS)
32.5% conversion ($40.77 per
share)
75.0% high call ($53.85 per
share)
Cash Settle
Maturity 1/15/2020
GAAP interest rate 6% ($0.21
2013 EPS related to non cash
interest expense)
$550,000,000
February 2013
1.125% Convertible Senior Notes due 2020
Interest payable January 15 and July 15

© 2013 Molina Healthcare, Inc.
Why a Convert?
Financing
Considerations
High Yield
Debt
Convertible
Debt
Equity
Coupon High Low None
Dilution None Limited High
Speed of execution Slow Fast Moderate
$550,000,000
February 2013
1.125% Convertible Senior Notes due 2020
Interest payable January 15 and July 15

© 2013 Molina Healthcare, Inc.
MOH Convertible Note
A.
We have issued debt with a 1.125%
coupon
B.
We will pay additional cash if our
share price exceeds $40.77 (on 13.5
million shares)
C.
We have bought a bond hedge
requiring counter parties to pay us the
amount we pay to the note holders in B
above
D. We must issue shares to the bond
hedge counter parties to make them
whole above a share price of $53.85
What Have We Done?
Convert – Key Share Prices
Share Price
Close
2/11/2013
Convertible
Price/Low Strike
Convertible
Price/High Strike
$30.77 $40.77 $53.85
32.5% 75%

© 2013 Molina Healthcare, Inc.
MOH Convertible Note Settlement
Note
Holders
53
© 2013 Molina Healthcare, Inc.
Underlying Shares - 13.5 million
Conversion price (low strike) - $40.77
High Strike - $53.85
Example : Share Price < $40.77
At Maturity
Share Price
Conversion Price
$550M
Principal Payment

MOH Convertible Note Settlement
Note
Holders
Bond Hedge
Counter
Parties
* 13.5 million underlying shares x $5 per
share ($45.77 market price less $40.77
conversion/low strike)
At Maturity
Share Price Conversion Price but High
Strike
Example : Share Price $45.77 ($5 above
low strike)
Underlying Shares - 13.5 million
Conversion price (low strike) - $40.77
High Strike - $53.85
$550M
Principal Payment
$67.5M*
+
Conversion Premium
$67.5M*
Bond Hedge
(Cash Settlement)
Settlement
© 2013 Molina Healthcare, Inc.

© 2013 Molina Healthcare, Inc.
MOH Convertible Note Settlement
Note
Holders
Bond Hedge
Counter
Parties
*13.5 million underlying shares x $18.08 per share
($58.85 market price less $40.77 conversion/low
strike)
** $67.5 million (13.5 million underlying shares x $5 per
share( $58.85 market price less $53.75 high strike
price) divided by market price ($58.85)
55
© 2013 Molina Healthcare, Inc.
Underlying Shares - 13.5 million
Conversion price (low strike) - $40.77
High Strike - $53.85
Example : Share Price $58.85 ($5 above
high strike)
At Maturity
$550M
Principal Payment
+
$244M*
Conversion Premium
(Cash Settlement)
$244M*
Bond Hedge
Settlement
1.15M
Shares
MOH Common Stock**
Share Price High Strike

Molina's convertible + call spread due 2020
Payout at maturity ($)
$1,000
$900
$800
$700
$600
$500
$400
$300
$25.00
$29.00
$33.00
$37.00
$41.00
$45.00
$49.00
$53.00
$57.00
$61.00
$65.00
Stock price at maturity ($)

	≤	≤ ≤	≥

© 2013 Molina Healthcare, Inc.
<$40.77 >$53.85
MOH Convertible Note Settlement
MOH  share price    $40.77
$40.77    MOH Share Price
$53.85
MOH Share Price
$53.85
Pay Principal
+ Cash Value of Shares
greater than $40.77
Settle hedge; receive cash
value of share price in
excess of $40.77
Issue shares at $53.85
Pay Principal +
+ Cash Value of Shares
greater than $40.77
Settle hedge; receive
cash value of share
price in excess of
$40.77
No Action
Pay principal
Note
Bond
Hedge
Warrant
No Action
No Action

© 2013 Molina Healthcare, Inc.
Value of convertible
debt at date of
issuance (with both
debt and option
components)
-
Value of debt component
at date of issuance, based
on present value of cash
flows
=
Value of option
component  at date of
issuance
GAAP requires that convertible debt be bifurcated into:
A “vanilla” debt component; and a
Derivative option component representing the value of the conversion feature.
• For cash settled convertible debt the derivative is classified as a liability.
Accounting For Convertible Debt
Why 6% of interest expense for a 1.125% coupon sold at par?

© 2013 Molina Healthcare, Inc.
Accounting For Convertible Debt
Why 6 % of interest expense for a 1.125% coupon sold at par?
Value of convertible
debt at date of
issuance (with both
debt and option
components)
-
Value of debt component
at date of issuance, based
on present value of cash
flows
=
Value of option
component  at date of
issuance
Value of the debt component is based on NPV of cash flows (principal plus interest)
Interest rate is estimate of what Molina would pay on similar non-convertible debt
The debt component is recoded on the balance sheet net of a debt discount.
That discount is written off (the amount of the debt component is increased) over time by the recognition of non-cash interest expense.
Non-cash interest expense will reduce EPS by an estimated $0.21 in 2013.
Value of the option based derivative liability is determined by subtracting the value of the debt component from the value of the convertible at date of issuance.
The derivative liability will be matched by an asset derivative representing Molina’s right to collect on the bond hedge.
Both derivatives (asset + liability) will be marked to market quarterly.

Funding Our Growth John Molina, Chief Financial Officer February 21, 2013 New York, New York

© 2013 Molina Healthcare, Inc.
Capital Needs
Current regulatory requirements
Future (anticipated) regulatory requirements in currents
and new states
Capital demands on health plans in the event of losses
Costs of acquisitions and other expansions
Costs of MMS implementations in new and existing states
Costs of infrastructure
$6B
Revenues are
estimated to reach
$12B by 2015 as a
result of duals and
Medicaid expansion
2012 2015
Please refer to the Company’s cautionary statements.

$12B

© 2013 Molina Healthcare, Inc.
Sources of Capital
Current excess net worth
Issuance of securities –
debt
equity
convertible
Future earnings
Alternative Financing –
sale and lease back
capital leases
structured co-insurance or structured quota share
Please refer to the Company’s cautionary statements.

© 2013 Molina Healthcare, Inc.
Estimated regulatory capital at 12/31/12
approximately $0.5B; compared to a
requirement of approximately $0.3B.
1.  Denotes estimated required regulatory capital for 12/31/12
2.  Excess assumes actual regulatory  capital as of 12/31/12
Regulatory Capital and Requirements
$0.3B
$0.2B
Excess
Regulatory
Capital
Capital
1
$0.5B
Surplus regulatory capital will support
$2.8B of incremental revenue
$5.7B
$2.8B
Growth Capacity
with Existing
Regulatory
Capital
Current
Revenue
$8.5B
Required minimum net worth on average is 7% of revenue
Please refer to the Company’s cautionary statements.
62
2
Regulatory Capital
Growth Capacity
Required
Regulatory

© 2013 Molina Healthcare, Inc.
Issuance of securities
Convertible Debt……………… $550M
Pay Down Revolver…….……… ($40M)
Pay Down Existing Notes…….... ($187M)
Share Repurchase.…………….. ($50M)
Call Spread…………………….. ($74M)
Fees……………………………. ($17M)
Balance from Proceeds………... $182M
On February 11, 2013, we issued $550M convertible notes
Please refer to the Company’s cautionary statements.

Net proceeds from convertible debt issuance supports $2.6 billion of revenue
Required minimum net worth on average is 7% of revenue

© 2013 Molina Healthcare, Inc.
Summary of Growth Capacity
Current required capital
$0.3B
$0.2B
$0.2B
$0.8 - $1.1B
$5.7B
$2.8B
$2.6B
$13B - $17B
Required minimum net worth on average is 7% of revenue
Current excess capital
Proceeds from convertible
Retained earnings @ 0.5%*
Retained earnings @ 1.0%*
Retained earnings @ 1.5%*
$0.1B
$0.1B
$0.1B
* Retained earnings @ % of net income margin, each 0.5% equates to $0.1B
Capital
$2.0B
$2.0B
$2.0B
Current Revenue
Capacity
Revenue capacity dependent
on profitability
Please refer to the Company’s cautionary statements.

Revenue Growth Capacity

65 © 2013 Molina Healthcare, Inc. Alternative Financing Sale and lease back Capital leases Structured co-insurance or structured quota share Please refer to the Company’s cautionary statements.

© 2013 Molina Healthcare, Inc.
Why We Might Want To Raise More Capital?
Acquisitions
Capital expenditures
Variability in profitability
Timing
New benefits
Growth above expectations
Desire for capital cushion (e.g. debt covenant and rating
agencies)
Regulatory capital in excess of minimum requirements
Regulatory requirements in advance of premium receipts
Please refer to the Company’s cautionary statements.

© 2013 Molina Healthcare, Inc. Q&A 67

Guidance John Molina, Chief Financial Officer February 21, 2013 New York, New York

© 2013 Molina Healthcare, Inc.
2013 Guidance
Premium Revenue
Premium Tax Revenue
Service Revenue
Investment and Other Income
Total Revenue
Medical Care Costs
Medical Care Ratio
Service Costs
G&A Expense
G&A Ratio
Premium Tax Expense
Depreciation & Amortization
Operating Income
Interest Expense Excluding Non-Cash
Interest Expense Non-Cash
Income Before Tax
Income Tax
Net Income
Weighted Average Diluted Shares Outstanding
Diluted EPS
EBITDA
2
$6.7B
$160M
$200M
$13M
$7B
$5.9B
88%
$170M
$600M
8.6%
$160M
$78M
$157M
$18M
$24M
$115M
$48M
$67M
46.1M
$1.45
$255M
Please refer to the Company’s cautionary statements.
1
69
Note(s):
1.     Denotes guidance. Amounts are estimates and subject to change. Actual results may differ materially. See cautionary statement.
2.     EBITDA includes approximately $20 million in depreciation and amortization recoded in service revenue and service costs related to our Molina Medical Solutions segment.

© 2013 Molina Healthcare, Inc.
2013 Guidance
Includes
Convertible Notes
Convertible Non-Cash Interest ($0.21) EPS
Product and Market Expansions
California & Ohio Dual Integration start up second half of year
Illinois ABD and California ABD expansion start up second half of year
Negligible rate increases
Additional administrative costs required to prepare for growth:
Ramp up for New Mexico Expansion (Implementation & Operations)
Illinois ABDs (Implementation & Operations)
California & Ohio Dual Integration programs (Implementation & Operations)
Implementation costs for Florida LTC, Market Place, Medicaid Expansion and Duals
Integration in states other than California & Ohio
42% Effective Tax Rate
Anticipated Resolution of California AB 97 rate cuts
Excludes
Acquisitions
Operational ramp up costs for Florida LTC, Market Place, Medicaid Expansion, and
Duals Integration in states other than California & Ohio
Rate impact of PCP parity rules
Anticipated Settlement for California rate disputes
Please refer to the Company’s cautionary statements.

© 2013 Molina Healthcare, Inc.
2013 Guidance: Issued 2/7/13 and 2/21/13
1
Premium Revenue
Premium Tax Revenue
Service Revenue
Investment and Other Income
Total Revenue
Medical Care Costs
Medical Care Ratio
Service Costs
G&A Expense
G&A Ratio
Premium Tax Expense
Depreciation and Amortization
Operating Income
Interest Expense Excluding Non-Cash
Interest Expense Non-Cash
Income Before Tax
Income Tax
Effective Tax Rate
Net Income
Weighted Average Diluted Shares Outstanding
Diluted EPS
EBITDA
Issued
2/7/13
$6.7B
$160M
$200M
$13M
$7B
$5.9B
88%
$170M
$600M
8.6%
$160M
$78M
$146M
$11M
$6M
$128M
$54M
42%
$74M
47.7M
$1.55
$245M
Please refer to the Company’s cautionary statements.
Issued
2/21/13
$6.7B
$160M
$200M
$13M
$7B
$5.9B
88%
$170M
$600M
8.6%
$160M
$78M
$157M
$18M
$24M
$115M
$48M
42%
$67M
46.1M
$1.45
$255M
Note(s):
1. Denotes guidance. Amounts are estimates and subject to change. Actual results may differ materially. See cautionary statement.
1
2
2.     EBITDA includes approximately $20 million in depreciation and amortization recoded in service revenue and service costs related to our Molina Medical Solutions segment.

© 2013 Molina Healthcare, Inc.
Note(s):
Denotes guidance. Amounts are estimates and subject to change. Actual results may differ materially. See cautionary statement.
The upsizing of the Company’s convertible note offering from the $375 million anticipated at launch to the ultimate amount of $550 million resulted
The upsizing of the Company’s convertible note offering from the $375 million anticipated at launch to the ultimate amount of $550 million resulted
Increase in Revenue
Convertible Debt Issuance:
Convertible Coupon Interest
2
Convertible Non-Cash Interest
3
Incremental Interest Income (assumes 40bps investment income )
Other Fees and Costs
Impact of Share Buy Back
Subtotal - Impact of Convertible Debt Issuance
2013 Guidance Issued 2/7/13
Revised 2013 Guidance
Pretax
1
EPS
1
$10.4M
($5.4M)
($17.0M)
$1.2M
($1.6M)
-
($22.8M)
$128M
$115M
$1.55
$1.45
$0.13
($0.07)
($0.21)
$0.02
($0.02)
$0.06
($0.23)
Total Change
($12.4M)
($0.10)
Add: Non-Cash Interest Expense related to New Convertible Debt
$17M
$0.21
Guidance excluding New Convertible Debt Non Cash Interest $132M
$1.66
Please refer to the Company’s cautionary statements.
Guidance Bridge*
1.
2.
3.
in incremental coupon interest  of approximately $0.03 per diluted share for all of 2013.
in incremental non cash interest costs of approximately $0.07 per diluted share for all of 2013.

© 2013 Molina Healthcare, Inc.
Membership Growth
By year end we expect 2.0 million
members as a result both organic
growth and expansion into new
products and markets
Membership
2012 YE
1.8M
members
New
Products &
Markets
Organic
Expansion
4%
Organic
Growth
3%
2013 YE 2.0M members
CA ABDs,
MI & OH
ABD Kids,
WI regions
CA & OH Duals,
IL ABDs
Please refer to the Company’s cautionary statements.
73
1
2%
Note(s):
1.     Denotes guidance. Amounts are estimates and subject to change. Actual results may differ materially. See cautionary statement.

© 2013 Molina Healthcare, Inc.
2013 Benefit Expansions
Please refer to the Company’s cautionary statements.
California carved in Long Term Care
(LTC) and in Home Support
Services (IHSS) starting 9/1/13
Utah carved in the Pharmacy
Benefit effective 1/1/13
Note(s):
1.     Denotes guidance. Amounts are estimates and subject to change. Actual results may differ materially. See cautionary statement
2.     Members will be rolled in the LTC and IHSS programs on their birth date.
.
UT Rx Carve In CA LTC & IHSS Carve In
2013 Estimated Revenue 2013 Estimated Revenue
2
$30M
$70M

1
1

© 2013 Molina Healthcare, Inc.
Rate changes included in 2013 Guidance
Please refer to the Company’s cautionary statements.
State 2013 Rate Change
1, 2, 3
California various (3%)
Florida n/a None
Michigan n/a None
New Mexico Jan-13 2%
Ohio Jan-13 4%
Texas various 1%
Utah Jan-13 (16%)
Washington n/a None
Wisconsin Jan-13 3%
75
1.
2.
3.
Denotes estimated rate changes included in 2013 guidance. Amounts are estimates and subject to change. Actual results may differ materially. See cautionary statement.
2013 rates do not reflect potential rate changes as a result of PCP parity rules.
Does not include impact of risk adjustments.
Note(s):

© 2013 Molina Healthcare, Inc.
Admin Spend Investment is required to prepare for growth
Our FY 2013 guidance assumes
administrative costs are expected to be
600M or 8.6%
of total revenues
Administrative Costs
2013
Operational Costs
(CA, OH Duals, IL
ABD, NM)
Implementation
Costs
Current
Business
Implementation Operational
Timing:
Up to a year before
membership
Timing:
Approx. 1-3 months
before membership
Functions:
Program & Benefit
Design
IT & Systems
Development
Functions:
Member Care
Activities
Claims
Call Center
Fixed Variable
Guidance includes
implementation costs
for all growth products
Guidance includes
operational costs for
only CA, OH Duals, IL
ABDs & NM  build out
Market Place,
Medicaid Expansion,
Other Duals, FL LTC
0.4%
In 2013 guidance implementation &
operational costs related to growth are
approximately 0.7%
of total revenue or
$0.60 EPS
Excluded
Please refer to the Company’s cautionary statements.
Note(s):
1.     Denotes guidance. Amounts are estimates and subject to change. Actual results may differ materially. See cautionary statement.
1
1
76
$22M
$29M
$550M
7.9%
0.3%

11/2/2008
12/28/2008
2/22/2009
4/19/2009
6/14/2009
8/9/2009
10/4/2009
11/29/2009
1/24/2010
3/21/2010
5/16/2010
7/11/2010
9/5/2010
10/31/2010
12/26/2010
2/20/2011
4/17/2011
6/12/2011
8/7/2011
10/2/2011
11/27/2011
1/22/2012
3/18/2012
5/13/2012
7/8/2012
9/2/2012
10/28/2012
12/23/2012
2/17/2013

MOLINA HEALTHCARE

© 2013 Molina Healthcare, Inc.
Flu Trends
Please refer to the Company’s cautionary statements.
2.0
4.0
6.0
8.0
10.0
12.0
2,000
4,000
6,000
8,000
10,000
Google Flu Trends CDC % ILI
- -

Google Flu Trends vs. CDC % ILI

We've Got
You Covered
MOLINA HEALTHCARE
Your Extended Family.

MOLINA HEALTHCARE

© 2013 Molina Healthcare, Inc.
Investment Highlights
Attractive sector growth prospects driven by government
policies and economic conditions
Focus on government-sponsored health care programs
Proven flexible health care services portfolio (risk-based,
fee-based and direct delivery)
Diversified geographic exposure in 15 states with
significant presence in high growth regions
Scalable administrative efficiencies stemming from
centralized and standardized functions
Seasoned management team with strong track record of
delivering earnings growth
Over 30 years of experience
Please refer to the Company’s cautionary statements.

© 2013 Molina Healthcare, Inc. Q&A 79